UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 5, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Master Repurchase Agreement with Merrill Lynch Bank, USA

On May 5, 2006, HomeBanc Corp. (“HomeBanc”) and HomeBanc Mortgage Corporation (“HBMC”) entered into Amendment No. 1 (the “Merrill Lynch Amendment”) to the Master Repurchase Agreement dated as of February 24, 2006 (the “Repurchase Agreement”) by and among Merrill Lynch Bank, USA (“Merrill”), HBMC and HomeBanc. The Merrill Lynch Amendment permits HomeBanc to maintain a maximum ratio of total liabilities, less qualified subordinated debt, to adjusted tangible net worth of 25 to 1 as of the end of any calendar month or any of HomeBanc’s fiscal quarter or fiscal year ends during the period from November 30, 2005 to the earlier of August 31, 2006, or the date on which HomeBanc realizes at least $50 million from any public offering of common equity. A copy of the Merrill Lynch Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Amendment to 8/05 Amended and Restated Senior Secured Credit Agreement

On May 5, 2006, HomeBanc and HBMC entered into the 5/06 Amendment to Credit Agreement (the “5/06 Amendment”) amending the terms of the existing 8/05 Amended and Restated Senior Secured Credit Agreement dated as of August 1, 2005 by and among HomeBanc, HBMC, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto (as amended, the “Credit Agreement”). The 5/06 Amendment permits HomeBanc to maintain a maximum ratio of total liabilities, less qualified subordinated debt, to adjusted tangible net worth of 25 to 1 for all periods on and after November 30, 2005. The 5/06 Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment No. 1, dated as of May 5, 2006, to Master Repurchase Agreement dated as of February 24, 2006 between Merrill Lynch Bank USA, HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2

5/06 Amendment to Credit Agreement dated as of May 5, 2006 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 8, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated as of May 5, 2006, to Master Repurchase Agreement dated as of February 24, 2006 between Merrill Lynch Bank USA, HomeBanc Mortgage Corporation and HomeBanc Corp.

10.2

5/06 Amendment to Credit Agreement dated as of May 5, 2006 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.